UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2009

                          INFINITY CAPITAL GROUP, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



         814-00708                                            16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                            SECTION 8 - OTHER EVENTS


ITEM 8.01 OTHER EVENTS

On September 30, 2009, a Notice for Summary Judgment in Lieu of Complaint was filed by Jonathan Schwartz against Infinity Capital Group, Inc. in the Civil Court of the City of New York, County of New York, Index No. 0046377. Mr. Schwartz holds a $15,000 promissory note dated March 23, 2006. The promissory note had a due date of May 23, 2006 and was secured by 40,000 shares of Heartland Corporation, which were to be transferred to the holder of the promissory note in the case of default. Mr. Schwartz is claiming a breach of contract for monies owed under the promissory note.

On October 21, 2009, Mr. Schwartz was granted an Order of Summary Judgment on his claim of breach of contract.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                             Dated: October 23, 2009


                             /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President



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